Exhibit 99

THE CHINA FUND, INC. (CHN)
IN BRIEF

Net asset value per share	US$	24.72
Market price	US$	25.20
Premium/(discount)		1.94%
Fund size	US$	355.7	m
Source: State Street Corporation

At August 31, 2005	US$ returns

	China Fund NAV	MSCI Golden Dragon*
	%	%
One month	-2.8	-2.9
Year to date	2.0	4.5
One year	10.7	18.9
Three years %pa	24.0	18.1
Past performance is not a guide to future returns.
Source: State Street Corporation. NAV-NAV performance.

*  Source for index data: MSCI.
MANAGER’S COMMENTARY
We detect clear signs that the Chinese economy is now — finally — decelerating. Truck sales, machinery imports, FDI inflow, loan growth and property transactions have all slowed. Macro-economic numbers such as industrial production growth remain high in absolute terms (+16.1% in July, down from +16.8% in June). But, as communist officials are well aware, numbers will confess to anything if you torture them sufficiently. Also the recent spike in the oil price, gasoline shortages in south China and the re-imposition of limits on textile imports into the US and Europe will have applied further pressure to the brakes. Should the slow-down gather pace, the government will act quickly to ease monetary conditions, knowing that it needs to maintain high growth to create employment for workers made unemployed through state-owned enterprise reform. In the wake of Hurricane Katrina, should the perception grow that the peak of US rates is near, and the US dollar start to decline, the Renminbi (Rmb) appreciation is likely to be grudging.
An economic slowdown would be bad news for commodity stocks. But it should help many of the competitive manufacturing companies in our portfolio, whose margins have been squeezed over the past two years. (The Fund is structurally underweight commodity stocks, which tend in China to be in the state-owned sector, preferring management-owned companies which are generally in less capital-intensive industries). The forthcoming US$5bn listing of the state-owned Construction Bank may also suck liquidity from large cap H-shares (the Fund does not intend to invest in this stock).
On the positive side, a number of our portfolio companies announced excellent interim results (Techfaith, Shineway, Li Ning, Zijin, Ports Design etc.). There may also be good news in September for under-pressure textile stocks, arising from Hu Jintao’s trip to the US. But the most interesting developments have been taking place in the domestic A-share market, where the reform of non-tradable shares is being rolled out to the whole market. This is likely, in our view, to spark a liquidity-driven rally. A clause in the new regulations allowing “management incentives” may prove significant; if some of the managers of state owned enterprizes started acting like owners rather than civil servants, this could substantially expand out investible universe in China.
Chris Ruffle, Martin Currie Inc
INVESTMENT STRATEGY
The Fund is 83.9% invested with holdings in 67 companies, of which three are unlisted. The relatively high cash level reflects the receipt in August of US$110 million from the rights issue.
The Fund’s exposure to the A-share market was raised from 2.9% to 5.4% during the month, with the ultimate target of close to 20%, as Qualified Foreign Investor quota to access the domestic stockmarkets becomes available. Elsewhere, we established new positions in Global Biochem (lysine, corn-based sweeteners and, in future, bio-fuel), Ports Design (upmarket fashion brand) and China Life. We are currently buying Zhenhai Refining, which we expect to enjoy a margin recovery when product prices are raised to reflect the higher oil price. We reduced the diesel engine maker Weichai, which will be hurt by the slow-down in truck sales, and Xinao Gas, which may be hurt if natural gas prices are allowed to rise to international levels. We flipped our tiny allocation of the Initial Public Offering (IPO) of the “Chinese Google”, Baidu, for a one-day profit of US$286,000.
Chris Ruffle, Martin Currie Inc
DIRECT INVESTMENT MANAGER’S COMMENTARY
The Chinese private equity market continues to be active amid expectations of sustainable growth for the economy. We remain very selective in our choice of investments, and continue to focus on companies benefiting from internal consumption and ‘the wealth effect’ — subject, always, to reasonable valuations at entry.
Given the regulatory changes announced in the first half of the year, many companies are now lobbying directly the various government bodies to get approval based on their individual situations. This could help expedite the approval process.
KOH Kuek Chiang, Asian Direct Capital Management

FUND DETAILS

Market cap	US$362.7m
Shares outstanding	14,388,287
Exchange listed	NYSE
Listing date	July 10, 1992
Investment adviser	Martin Currie Inc
Direct investment manager	Asian Direct Capital Management
Source: State Street Corporation.
SECTOR ALLOCATION

	The China	MSCI Golden
	Fund, Inc	Dragon
Industrials	15.5%	11.7%
Information technology	14.2%	25.4%
Consumer discretionary	9.8%	6.5%
Financials	8.0%	29.4%
Utilities	6.8%	5.5%
Telecommunications	6.7%	7.9%
Materials	5.8%	6.6%
Consumer staples	5.6%	0.9%
Healthcare	4.7%	—
Energy	1.4%	6.1%
‘A’ share access product	5.4%	—
Other assets & liabilities	16.1%	—

Total	100.0%	100.0%
Source: State Street Corporation. Source for index data: MSCI
ASSET ALLOCATION

■ Hong Kong	37.1%
■ Hong Kong ‘H’ shares	10.3%
■ Taiwan	20.3%
■ Singapore	1.4%
■ Shenzhen ‘B’ shares	1.3%
■ United States ‘N’ shares	3.4%
■ A’ share access product	5.4%
■ Direct	4.7%
■ Other assets & liabilities	16.1%
Source: State Street Corporation

PERFORMANCE	(US$ RETURNS)

	NAV	Market price
	%	%
One month	-2.8	-9.2
Year to date	2.0	-23.0
Three years %pa	24.0	33.4
Past performance is not a guide to future returns.
Source: State Street Corporation
DIRECT INVESTMENTS (4.7%)

CDW Holdings Ltd	Information technology	3.0%
Captive Finance	Financials	0.9%
Global e Business	Information technology	0.8%
teco Optronics	Information technology	—
15 LARGEST LISTED INVESTMENTS (34.6%)

Chaoda Modern Agriculture	Consumer staples	3.7%
China Netcom	Telecommunications	3.1%
Cathay Financial	Financials	2.9%
Semiconductor Manufacturing	Industrials	2.8%
China Life Insurance	Financials	2.4%
Anhui Expressway	Utilities	2.4%
Xinao Gas	Utilities	2.3%
Shenzhen Expressway	Utilities	2.2%
Global Bio-Chem Technology	Healthcare	1.9%
Synnex Technologies	Consumer discretionary	1.9%
TPV Technology	Industrials	1.9%
Tripod Technology	Information technology	1.8%
Merry Electronics	Consumer discretionary	1.8%
Fubon Financial	Financials	1.8%
Solomon Systech	Information technology	1.7%
Source: State Street Corporation

FUND PERFORMANCE (BASED ON NET ASSET VALUE)	(US$ RETURNS)

	One	Three	Calendar	One	Three	Five	Since
	month	months	year to date	year	years	years	launch
	%	%	%	%	% pa	% pa	% pa
The China Fund, Inc.	-2.8	-1.8	2.0	10.7	24.0	15.8	7.8
MSCI Golden Dragon	-2.9	4.6	4.5	18.9	18.1	-0.4	n/a
Hang Seng Chinese Enterprise	-3.7	10.5	6.9	18.6	38.3	18.2	n/a
Past performance is not a guide to future returns.
Source: State Street Corporation. Launch date July 10, 1992. Three year, five year and since launch returns are all annualized.
Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2005 Bloomberg LP for the Hang Seng Chinese Enterprise.

PERFORMANCE IN PERSPECTIVE
Past performance is not a guide to future returns.
Source: Martin Currie Inc as of August 31, 2005.
THE CHINA FUND INC. PREMIUM/DISCOUNT
Past performance is not a guide to future returns.
Source: Martin Currie Inc as of August 31, 2005.
DIVIDEND HISTORY CHART

Total	0.91	0.61	0.09	0.08	0.50	0.08	0.11	0.00	0.13	0.21	1.78	3.57
Income	0.09	0.01	0.09	0.08	0.50	0.08	0.11	0.00	0.13	0.06	0.07	0.20
Long term capital	0.04	0.24	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.67	3.27
Short term capital	0.79	0.36	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.15	1.04	0.10
Past performance is not a guide to future returns.
Source: State Street Corporation.

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THE PORTFOLIO — IN FULL	AT AUGUST 31, 2005

Sector	Company (BBG ticker)	Price	Holding	Value $	% of portfolio
Hong Kong					37.1%
Chaoda Modern Agriculture	682 HK	HK$3.0	34,089,900	13,158,652	3.7%
China Netcom	906 HK	HK$13.2	6,435,500	10,888,610	3.1%
Semiconductor Manufacturing	981 HK	HK$1.6	49,430,000	9,857,952	2.8%
China Life Insurance	2628 HK	HK$6.0	11,397,000	8,725,131	2.4%
Xinao Gas	2688 HK	HK$5.5	11,560,000	8,106,227	2.3%
Global Bio-Chem Technology	809 HK	HK$3.6	14,492,000	6,759,285	1.9%
TPV Technology	903 HK	HK$5.2	9,968,000	6,605,104	1.9%
Solomon Systech	2878 HK	HK$2.3	20,698,000	6,191,783	1.7%
Zijin Mining	2899 HK	HK$1.9	24,800,000	5,903,204	1.7%
Li Ning	2331 HK	HK$4.0	11,400,000	5,867,178	1.7%
Comba Telecom Systems	2342 HK	HK$2.3	16,118,000	4,769,836	1.3%
China Fire Safety	8201 HK	HK$0.7	50,380,000	4,472,720	1.3%
Golden Meditech	8180 HK	HK$1.2	27,900,000	4,451,335	1.3%
Ports Design	589 HK	HK$6.7	4,721,500	4,070,232	1.1%
Fountain Set	420 HK	HK$3.9	6,714,000	3,347,476	0.9%
Digital China	861 HK	HK$2.3	10,692,000	3,164,107	0.9%
China Travel	308 HK	HK$2.4	10,000,000	3,120,155	0.9%
TCL International	1070 HK	HK$1.4	15,988,000	2,941,674	0.8%
China Shineway Pharmaceutical	2877 HK	HK$3.0	7,615,000	2,939,379	0.8%
FU JI Food & Catering	1175 HK	HK$7.7	2,844,000	2,817,635	0.8%
Natural Beauty Bio-Technology	157 HK	HK$0.6	32,780,000	2,572,783	0.7%
Ocean Grand Chemicals	2882 HK	HK$1.1	17,379,000	2,437,338	0.7%
Asia Aluminium	930 HK	HK$0.8	23,250,000	2,333,361	0.7%
Beiren Printing Machinery	187 HK	HK$1.8	7,000,000	1,621,194	0.4%
China Rare Earth	769 HK	HK$0.8	15,254,000	1,609,393	0.4%
Asia Zirconium	395 HK	HK$0.8	13,196,000	1,375,282	0.3%
Nanjing Dahe Outdoor Media	8243 HK	HK$0.2	37,500,000	916,747	0.3%
Sino Golf	361 HK	HK$0.6	10,303,000	808,645	0.2%
Arcontech	8097 HK	HK$0.1	18,386,000	236,566	0.1%

Hong Kong ‘H’ shares					10.3%
Anhui Expressway	995 HK	HK$4.6	13,938,000	8,294,240	2.4%
Shenzhen Expressway	548 HK	HK$2.9	21,494,000	7,881,820	2.2%
BYD	1211 HK	HK$13.9	3,225,000	5,747,036	1.6%
China Shenhua Energy	1088 HK	HK$8.7	4,536,500	5,019,770	1.4%
Sinotrans	598 HK	HK$2.7	12,835,000	4,500,148	1.3%
China Oilfield Services	2883 HK	HK$3.0	9,546,000	3,654,036	1.0%
Weichai Power	2338 HK	HK$19.2	625,000	1,539,973	0.4%

Taiwan					20.3%
Cathay Financial	2882 TT	NT$61.3	5,438,000	10,178,608	2.9%
Synnex Technologies	2347 TT	NT$38.9	5,682,164	6,749,196	1.9%
Tripod Technology	3044 TT	NT$64.6	3,334,095	6,576,566	1.8%
Merry Electronics	2439 TT	NT$71.2	3,012,016	6,548,261	1.8%
Fubon Financial	2881 TT	NT$29.6	7,180,952	6,490,265	1.8%
Novatek Microelectronics	3034 TT	NT$138.0	1,144,000	4,820,519	1.4%
Radiant Opto-Electronics	6176 TT	NT$82.0	3,387,539	4,689,851	1.3%
Wintek	2384 TT	NT$47.3	2,908,209	4,200,253	1.2%
Cheng Shin Rubber	2105 TT	NT$33.1	4,129,481	4,167,309	1.2%
Yieh United Steel	9957 TT	NT$13.0	9,483,000	3,764,244	1.1%
Data Systems Consulting	2447 TT	NT$26.5	4,362,043	3,529,592	1.0%
Taiwan Green Point	3007 TT	NT$80.3	1,286,771	3,155,045	0.9%
Waffer Technology	6235 TT	NT$47.0	2,090,000	2,999,389	0.8%
Taiwan FamilyMart	5903 TT	NT$51.4	1,645,592	2,582,700	0.7%
Chicony Electronics	2385 TT	NT$23.1	2,697,367	1,902,570	0.5%

Singapore					1.4%
Bio-Treat Technology	BIOT SP	SG$1.0	7,803,000	4,775,029	1.4%

Shenzhen ‘B’ shares					1.3%
China International Marine	200039CH	HK$7.7	4,754,190	4,679,532	1.3%

United States ‘N’ Shares					3.4%
ChungHwa Telecom	2412 TT	US$19.3	260,914	5,022,594	1.4%
The9	NCTY US	US$18.7	184,861	3,451,355	1.0%
China Techfaith Wireless	CNFT US	US$16.1	197,700	3,180,993	0.9%
Chindex International	CHDX US	US$4.2	69,987	296,045	0.1%

THE PORTFOLIO — IN FULL	AT AUGUST 31, 2005

Sector	Company (BBG ticker)	Price		Holding	Value $	% of portfolio
A’ share access products						5.4%
China Minsheng Banking		US$	0.7	6,415,532	4,356,146	1.2%
China United Telecommunication		US$	0.3	12,700,000	4,254,500	1.2%
Shenergy Co. Ltd.		US$	0.7	5,940,000	4,241,160	1.2%
China Petroleum & Chemical		US$	0.5	2,873,600	1,566,112	0.5%
Shanghai Airlines Co.		US$	0.4	3,520,000	1,429,120	0.4%
iShares Asia Trust-FTSE/Xinhua		HK$1.9		580,000	3,358,187	0.9%

Direct						4.7%
CDW Holdings Ltd				60,000,000	10,600,659	3.0%
Captive Finance				2,000,000	3,045,000	0.9%
Global e Business				40,000	3,044,941	0.8%
teco Optronics				1,861,710	150,000	—

Other assets & liabilities						16.1%

OBJECTIVE
The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.
The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.
The fundamental policy, which applies to not less than 65% of the Fund’s assets as set out in the Fund’s prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People’s Republic of China.
The Fund is subject to the Investment Companies Act of 1940 which limits the means in which it can access the ‘A’ share market. The Fund will continue to seek the most efficient way in which to increase its ‘A’ share exposure ensuring ongoing compliance with its legal and regulatory obligations.
CONTACTS
The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com
Important information
This newsletter is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of the listed portion of the China Fund Inc (the Fund). MC Inc is authorized and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter. It explicity does not accept responsibility for the views and opinions expressed by Asia Direct Capital Management.
China Fund Inc (the Fund) is classified as a ‘non-diversified’ investment company under the US Investment Company Act of 1940. It meets the criteria of a closedended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the listed equity portfolio of the Fund. Asian Direct Capital Management is the direct investment manager to the Fund.
Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.
This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.
The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.
It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.
Past performance is not a guide to future returns. Markets and currency movements may cause the value of investments and income from them to fall as well as rise and you may get back less than you invested when you decide to sell your investments. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples, contained in this presenter. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment.
It should be noted that investment in the Fund carries a higher degree of risks when investing in China and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.
Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. Past performance is not necessarily a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:
è	The companies quoted on Greater Chinese stock exchanges are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation, which may affect income and the value of investments.

è	At present, the securities market and the regulatory framework for the securities industry in China is at an early stage of development. The CSRC is responsible for supervising the national securities markets and producing relevant regulations. The Investment Regulations, under which the Fund invests in the People’s Republic of China (‘PRC’) and which regulate repatriation and currency conversion, are new. The Investment Regulations give CSRC and SAFE wide discretions and there is no precedent or certainty as to how these discretions might be exercised, either now or in the future. The Fund may, from time to time, obtain access to the securities markets in China via Access Products. Such products carry additional risk and may be less liquid than the underlying securities which they represent.

è	During the past 15 years, the PRC government has been reforming the economic and political systems of the PRC, and these reforms are expected to continue, as evidenced by the recently announced changes. The fund’s operations and financial results could be adversely affected by adjustments in the PRC’s state plans, political, economic and social conditions, changes in the policies of the PRC government such as changes in laws and regulations (or the interpretation thereof), measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and the imposition of additional import restrictions.

è	PRC’s disclosure and regulatory standards are in many respects less stringent than standards in certain OECD countries, and there may be less publicly available or less reliable information about PRC companies than is regularly published by or about companies from OECD countries.

The Shanghai Stock Exchange and Shenzhen Stock Exchange have lower trading volumes than most OECD exchanges and the market capitalisations of listed companies are small compared to those on more developed exchanges in developed markets. The listed equity securities of many companies in the PRC are accordingly materially less liquid, subject to greater dealing spreads and experience materially greater volatility than those of OECD countries. These factors could negatively affect the Fund’s NAV.

è	The Fund invests primarily in securities denominated in other currencies but its NAV will be quoted in US dollars. Accordingly, a change in the value of such securities against US dollars will result in a corresponding change in the US dollar NAV.

è	The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be underdeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.